ALPS | KOTAK INDIA GROWTH FUND	FINANCIAL INVESTORS TRUST Investor Class: INDAX | Class A: INAAX | Class C: INFCX | Class I: INDIX
Summary Prospectus February 28, 2019, as supplemented June 25, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/viewer/INDAX?docType=summary-prospectus. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, as supplemented from time to time, each dated February 28, 2019, along with the Fund’s most recent annual report dated October 31, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 111 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 76 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	1.37%	1.66%	1.26%	1.23%
Shareholder Services Fees	0.15%	0.15%	None	None
Other Fund Expenses	1.22%	1.51%	1.26%	1.23%
Total Annual Fund Operating Expenses	2.87%	3.16%	3.51%	2.48%
Fee Waiver and Expense Reimbursement(1)	(0.87%)	(1.16%)	(0.91%)	(0.88%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.00%	2.00%	2.60%	1.60%

(1)

ALPS Advisors, Inc. (the “Adviser”) has agreed to waive and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.60% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2020. The Adviser and the Sub-Adviser will be permitted to recapture, on a class- by-class basis, expenses they have borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses

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ALPS | KOTAK INDIA GROWTH FUND

more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Expense Agreement may not be terminated or modified prior to February 28, 2020 except with the approval of the Fund’s Board of Trustees.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 203	$ 807	$ 1,436	$ 3,128
Class A Shares	$ 742	$ 1,368	$ 2,017	$ 3,746
Class C Shares	$ 363	$ 992	$ 1,743	$ 3,718
Class I Shares	$ 163	$ 688	$ 1,241	$ 2,746
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$ 263	$ 992	$ 1,743	$ 3,718

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” Indian companies are those that:

●	are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India;
●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
●	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund intends to invest in companies of all capitalization sizes.

The Fund may invest in the equity securities of Indian companies by investing in shares of a wholly owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio shall invest in securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies. Investment by the Portfolio is a tax efficient method of investing in Indian companies. The Portfolio will seek to establish residency in Mauritius to be eligible to receive beneficial tax treatment under the double taxation avoidance agreement entered into between Mauritius and India (the “Treaty”).

To the extent the Fund invests through the Portfolio, an investment in the Fund is an indirect investment in the Portfolio. Unless the context indicates otherwise, descriptions in this Prospectus of securities and transactions, and their associated investment risks and restrictions, refer to and apply with respect to investments made by the Portfolio. For details on status of the investments through Portfolio, please refer to the SAI.

The Fund has procured registration with SEBI as a Category II FPI to invest in India directly. The Portfolio intends to gradually liquidate its investments in Indian securities. It is expected that gradually, all the investments in Indian securities would be held directly by the Fund.

The Fund complies with applicable investment policies on an aggregate basis with the Portfolio. The Portfolio complies with the provisions of the federal securities laws relating to affiliated transactions and custody. The engagement and retention of the advisers to the Portfolio comply with the initial approval and renewal requirements of the federal securities laws.

The Fund will invest directly and/or indirectly in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

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●	that are sector leaders and enjoy leadership in their respective segments;
●	that are strong asset plays;
●	that are expected to witness operational and financial improvement due to positive swing in their business cycles;
●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
●	that are expected to create and deliver long-term value due to innovation and IPR development; and
●	display the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, directly or indirectly in equity and equity-linked securities of Indian companies. Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, the Fund’s investments may hold a substantial portion of its investment in the financials sector.

The Sub-Adviser will implement an active Fund management strategy, employing both “top-down” and “bottom-up” research styles combined with macro and economic analysis. As a “top down” investor, the Sub-Adviser focuses primarily on broad investment contours like sectoral and sub-sectoral composition. The Sub-Adviser’s investment team examines the Indian and global economy to identify potential investment opportunities across industries. As a “bottom-up” investor focusing primarily on individual securities, the Sub-Adviser looks for companies whose current valuations, in the Sub-Adviser’s opinion, does not reflect future growth prospects. The Sub-Adviser chooses companies that have identifiable drivers of future earnings growth and present, in the Sub-Adviser’s opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. The Sub-Adviser’s philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above average or rising margins and strong returns on capital invested in the business. In choosing equity investments, the Sub-Adviser also considers such factors as the financial strength of the company, the expertise of management, the growth potential of the company within the industry, and the growth potential of the industry itself.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

●

Micro-, Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in micro-capitalization, small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Geographic Risk. A focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

●

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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ALPS | KOTAK INDIA GROWTH FUND

●

Indian Financials Sector Risk. The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

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India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

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Investment into India from Mauritius. The Fund may be fully or partially invested in the Portfolio. The Portfolio, which invests in the securities of Indian companies, was formed in the Republic of Mauritius and has elected to be treated as a disregarded entity for U.S. federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for U.S. federal income tax purposes.

The taxation of the Portfolio in India shall be governed by the provisions of the India Income Tax Act, 1961 (“Act”), and the provisions of the Treaty as amended by Protocol dated May 10, 2016. Under Section 90(2) of the Act, the Act’s provisions would apply only to the extent that they are more beneficial to the Portfolio than the provisions of the Treaty. Circular No. 789 dated April 13, 2000 and issued by the Central Board of Direct Taxes of India states that a certificate of residence validly issued by the Mauritian Authorities, constitutes sufficient evidence to establish residence as well as beneficial ownership for applying the Treaty.

Further, under Section 90 of the Act, to avail the benefit of the Treaty, a person is required to obtain and provide a tax residence certificate issued by the Mauritius Revenue Authority along with prescribed information.

While the Portfolio currently holds a tax residency certificate in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal will be granted by the Mauritius Revenue Authority. In case the Portfolio is found not to be tax resident in Mauritius, the Portfolio may no longer be eligible for the benefits under the provisions of the Treaty which consequently may have an adverse impact on the taxability of the Portfolio and the returns to the investors.

The Treaty has been amended, whereby India shall have the right to tax capital gains arising to a Mauritian resident on the sale of shares of Indian companies acquired on or after April 1, 2017. A two-year transition period has been provided i.e. for acquisitions and disposals during the period beginning from April 1, 2017 and up to March 31, 2019, during which capital gains will be taxable at 50% of the applicable tax rate subject to certain substance and expenditure linked conditions. Capital gains from sale of other capital assets shall continue to be exempt under the Treaty.

If the Portfolio chooses not to take any Treaty benefits it would be subject to tax in India at 100% of the applicable rate of domestic tax in India.

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Tax Residence in India. Under the Act, an entity is deemed to have its ‘place of effective management’ (“POEM”) in India if key management and commercial decisions that are necessary for the conduct of the business of that entity as a whole are, in substance, made in India. In case a foreign company like the Portfolio or the Fund is treated to have its POEM in India, there is a risk of it being treated as a tax resident of India in which case its worldwide income could be taxed in India.

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General Anti Avoidance Rule (“GAAR”). General Anti Avoidance Rule (“GAAR”) - The GAAR-related provisions of the Act is effective from April 1, 2017. As per GAAR, in the event a transaction/arrangement is determined as being an ‘impermissible avoidance arrangement’, the tax authorities may deny tax benefits even if conferred under a tax treaty. GAAR will not apply in certain cases including where treaty benefits are not being availed or on investments made before April 1, 2017. However if the Indian tax authorities were to apply GAAR to the Portfolio, it could have an adverse impact on the taxability of the Fund and the returns to the Investors.

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Mauritius Portfolio Risk. By investing in the Portfolio, the Fund is indirectly exposed to the risks associated with the Portfolio’s investments. The Portfolio is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.

In addition, changes in the laws of the United States, India and/or Mauritius, could result in the inability of the Fund and/or the Portfolio to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund. The investments held by the Portfolio generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares, without the effect of any fee and expense limitations or waivers. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter – March 31, 2012	24.09%
Worst Quarter – December 31, 2016	-9.41%

The Fund’s Investor Class share year-to-date return as of December 31, 2018 was -12.46%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

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ALPS | KOTAK INDIA GROWTH FUND

Average Annual Total Returns
(for periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (February 14, 2011)
Investor Class Shares
Return Before Taxes	-12.46%	12.68%	6.43%
Return After Taxes on Distributions	-13.80%	11.01%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	-6.50%	9.80%	4.92%
Class A Shares
Return Before Taxes	-17.32%	11.40%	5.67%
Class C Shares
Return Before Taxes	-13.90%	11.87%	5.71%
Class I Shares
Return Before Taxes	-12.15%	13.05%	6.79%
Nifty 500 Index (formerly, the CNX 500 Index) (reflects no deduction for fees, expenses or taxes)*	-10.95%	11.12%	5.01%
MSCI India Index TR (reflects no deduction for fees, expenses or taxes)**	-7.33%	8.07%	3.32%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Nitin Jain, principal Fund manager at Kotak, has been portfolio manager of the Fund since its inception in February 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Classes Investor, A, C and I. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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